UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549


                           FORM 8-K/A

                         AMENDMENT NO. 1
                               TO
      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):

                  MARCH 8, 2001 (Original 8-K)

                MARCH 30, 2001 (Amendment No. 1)

                         ---------------


 Commission    Registrant; State of Incorporation     IRS Employer
 File Number     Address; and Telephone Number     Identification No.
 -----------   ----------------------------------  ------------------

  001-07530         WISCONSIN GAS COMPANY              39-0476515
                   (A Wisconsin Corporation)
                   231 West Michigan Street
                   P.O. Box 2949
                   Milwaukee, WI  53201
                   (414) 221-2345

                   FORMER ADDRESS
                   626 East Wisconsin Avenue
                   Milwaukee, WI  53202
                   (414) 291-7000





                                                       FORM 8-K/A

                      WISCONSIN GAS COMPANY
                      ---------------------

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

As reported on the original version of this report dated March 8, 2001, on March 1, 2001, the Audit Committee of the Board of Directors of Wisconsin Energy Corporation met to discuss the independent public accountant for Wisconsin Energy and its subsidiaries to be engaged for the year 2001. The Committee recommended to the Board the replacement of PricewaterhouseCoopers LLP with Arthur Andersen LLP. The Board of Directors, acting on the recommendation of the Audit Committee, appointed the firm of Arthur Andersen LLP as independent auditors to audit the books and records of Wisconsin Energy and its subsidiaries, including Wisconsin Gas Company (the "Registrant"), for 2001. The selection was made after a review of several accounting firms. Arthur Andersen LLP had been the auditors of WICOR, Inc., prior to the April 26, 2000 merger of Wisconsin Energy and WICOR. The Board of Directors of the Registrant approved the change in accountants. PricewaterhouseCoopers LLP was notified of this change and Arthur Andersen LLP of its engagement on March 8, 2001. PricewaterhouseCoopers LLP was dismissed on March 30, 2001, upon completion of the audit for the year ended December 31, 2000.

PricewaterhouseCoopers LLP has served as the Registrant's independent certified public accountant from April 26, 2000 (the date that WICOR, the Registrant's parent, was acquired by Wisconsin Energy Corporation). Subsequent to April 26, 2000, and through March 30, 2001, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused that firm to make reference to the subject matter of the disagreement in connection with its report, and there were no "reportable events" (as defined in SEC Regulation S-K Item 304(a)(1)(v)). PricewaterhouseCoopers LLP's report on the Registrant's financial statements for the year ended December 31, 2000 contained no adverse opinion or disclaimer of opinion and is not qualified or modified as to uncertainty, audit scope, or accounting principles.

From January 1, 1998 through April 26, 2000, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused that firm to make reference to the subject matter of the disagreement in connection with its report, and there were no "reportable events" (as defined in SEC Regulation S-K Item 304(a)(1)(v)). Arthur Andersen's report on the Registrant's financial statements for 1998 and 1999 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

The Registrant has provided PricewaterhouseCoopers LLP and Arthur Andersen LLP with a copy of the disclosures contained herein and has requested that each of them furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. Their letters dated March 15, 2001 are filed as Exhibits
16.1 and 16.2 to the original version of this report. A copy of PricewaterhouseCoopers LLP's letter dated April 5, 2001 is filed as Exhibit 16.3 to this Form 8-K/A.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

     See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.





                                                       FORM 8-K/A


                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                          WISCONSIN GAS COMPANY
                                            (Registrant)

                             /s/ Stephen P. Dickson
                             -----------------------------------
Date: April 5, 2001         Stephen P. Dickson - Controller and
                                  Principal Accounting Officer





                                                       FORM 8-K/A


                     WISCONSIN GAS COMPANY
                (Commission File No. 001-07530)

                         EXHIBIT INDEX
                               to
                  CURRENT REPORT ON FORM 8-K/A
                 (As amended by Amendment No. 1)

                Date of Report:  March 30, 2001


The following Exhibits are filed with this Amendment No. 1 to Current Report on Form 8-K:

   Exhibit No.

   16.1 Letter of PricewaterhouseCoopers LLP to the Securities and
          Exchange Commission dated March 15, 2001. (Filed with original 8-K on March 15, 2001.)

   16.2 Letter of Arthur Andersen LLP to the Securities and Exchange Commission dated March 15, 2001. (Filed with original 8-K on March 15, 2001.)

   16.3 Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated April 5, 2001. (Filed herewith.)